Exhibit 99.1

Investor and Analyst Event April 20, 2009

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Ardea's goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests and costs associated with internal development and business development activities. These and other risks and uncertainties are described more fully in Ardea's most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings "Risk Factors." All forward- looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise. 2

# Investment Highlights

- Addressing multi-billion-dollar markets
  - **Gout**
  - **Cancer**
  - **HIV**
  - **Inflammation**
- Efficacy results in hyperuricemia/gout provide strong basis for moving rapidly into Phase 2
  - RDEA806 produced ~40% reduction in serum urate in gout patients
  - RDEA594 produced ~50% reduction in serum urate in volunteers
- Phase 2 program designed to demonstrate broad clinical utility of RDEA594
  - Results in 4Q09
- Multiple partnering opportunities in 2009
  - **MEK**
  - **HIV**
  - **Gout in Japan**
- Cash sufficient to fund operations into 2Q10, not including partnering revenue

3

Ardea Biosciences

Five NCEs in Clinical Development for Four Indications RDEA806 RDEA427 RDEA806 RDEA119 RDEA119/ RDEA436 Discovery Preclinical Phase 0/1 Phase 2 A B Phase 3 NNRTI for HIV NNRTI for HIV Gout MEKI for cancer Inflammation 4 Gout RDEA594 2rd Gen URAT1 MEKI + sorafenib for cancer RDEA119 Gout

HIV 5

RDEA806 Appears to Be an Ideal Candidate for the Majority of Naive HIV Patients Highly active against efavirenz-resistant strains High genetic barrier to resistance Better safety profile than efavirenz Reduced CNS toxicity Improved lipid profile Easy to formulate in combination pill Once daily dosing (8 to13-hour half-life) Can be used in combination with current drugs with reduced concern for significant drug interactions Limited metabolism by CYP450 No significant inhibition or induction of CYP450 Not metabolized by CYP450 2B6 (no PK issue in African-Americans) No reproductive toxicity, so safer for women Less risk of QTc prolongation than other approved or investigational first-line treatments for naive HIV patients 6

Efavirenz is Not Suited for the Majority of Naive Patients *Estimates Out of 56,300 New Cases in 2006; CDC, New Estimates of HIV Infections The red slices represent new HIV patients where efavirenz is not the drug of choice, but where RDEA806 would be an ideal treatment. This represents >50% of the naive patient population. 7

No Cardiovascular Signal and Good Exposure in Blacks and Women in RDEA806 TQT Study No signal of any effect of RDEA806 or RDEA594 (M6 metabolite) on: Heart rate AV conduction or cardiac depolarization (as measured by the PR and QRS interval durations) Morphology Cardiac repolarization using the QTc interval The study included a significant number of black subjects and women: 30% black subjects 43% female Exposures based on AUC, Cmax and Cmin: Not statistically different between whites and blacks Not statistically different between men and women when adjusted for body weight IQ for the 600 mg QD dose improved with EC tablets compared to old capsules 8

ECG Intervals Prolonged with TMC278, Efavirenz and Lopinvir/ritonavir TMC278 Increases in QTcF intervals in Phase 2b study for all doses (25 mg, 75 mg and 150 mg QD) up to Week 48 Phase 3 dose limited to 25 mg QD, which had smallest mean change in QTcF TQT study results for 25 mg dose pending Efavirenz In TMC278 Phase 2b study, efavirenz control arm produced similar Increases in QTcF intervals at Week 48 as high dose TMC278 Kaletra (lopinavir/ritonavir) WARNINGS and PRECAUTIONS regarding QT/QTc interval and PR interval prolongation information recently added to labeling based on TQT study results 9

Days Median Change in Viral Load in Phase 2a RDEA806 Monotherapy Study in Naive HIV Patients* Last Dose * Viral load reduction censored in 4 patients who reached 50 copies/ml LOQ of assay. Several patients started on triple therapy after Day 10 and prior to follow-up visit. 11

Cancer/Inflammation 12

Product Profile of Lead MEK Inhibitor - RDEA119 13 Potent, highly selective inhibitor of MEK1/2 Most potent in the presence of human serum compared to other MEK inhibitors Robust antitumor activity in vitro and in vivo Active in numerous animal models of arthritis and inflammatory bowel disease Potent inhibitor of inflammatory cytokines in humans and animals Excellent pharmacokinetic profile in humans, with convenient once- or twice-daily oral dosing Low brain penetration, reducing the risk of CNS side effects Four-step synthetic scheme delivering high yield material

Pancreatic MiaPaCa-2 Xenograft Study with RDEA119 14

RDEA119 Highly Active in Hepatoma Cells That Exhibit Resistance to Sorafenib HUH7 cells Percent Cell Death Range of clinical levels 15 Sorafenib RDEA119

Sorafenib-Resistant Hepatoma Cells Show Remarkable Response to Combination Therapy Percent Cell Death 16

RDEA119 Steady-State Plasma Concentrations in Advanced Cancer Patients 100 mg 60 mg 40 mg 30 mg 20 mg 10 mg 6 mg 4 mg 2 mg Shaded area represents Cmin free drug plasma levels observed in xenograft studies up to 25 mg/kg BID, which produced >100% tumor growth inhibition (TGI) QD Dose 17 Mean RDEA119 Plasma Concentration (ng/ml)

RDEA119 pERK and Cytokine Inhibition at 60 mg QD in Cancer Patients 0% 18 Inhibition of Cytokines (%) Inhibition of Cytokines (%)

# Phase 1/2 Advanced Cancer Sorafenib Combination Study

| Study | RDEA119-103 |
|---|---|
| Primary Endpoint | Safety and tolerability of RDEA119 in combination with sorafenib |
| Secondary Endpoints | PK, PD, efficacy |
| Location | University of Pennsylvania |
| Study Population | Advanced cancer patients, all-comers until DLT reached, then expanded group of patients with specific tumors (renal, hepatocellular and thyroid) |
| Duration | 28-day cycles, with no break between cycles |
| # Patients | ~18 patients to reach DLT;<br>expanded cohort will enroll an additional 15-20 patients |
| Timing | In dose escalation phase. Next dose level: sorafenib 400 mg BID plus RDEA119 10 mg BID |

DLT = dose-limiting toxicity

19

Ardea Biosciences

Gout/Hyperuricemia 20

Guest Speakers 21 Mark C. Genovese, MD Professor of Medicine Co-Chief of the Division of Immunology and Rheumatology Stanford University Medical Center Palo Alto, CA Fernando Perez-Ruiz, MD, PhD Assistant Head of the Rheumatology Division Hospital de Cruces Vizcaya, Spain

22 Gout: A Major Unmet Medical Need Mark C. Genovese, MD

Gout Increased gout prevalence Severity has not diminished Gout clinical complexity Increased longevity More hypertension Iatrogenesis: diuretics, aspirin (salicylates) Dietary trends More obesity More metabolic syndrome, diabetes mellitus (DM) Demographic trends Better coronary artery disease, congestive heart failure, DM survival Increased end-stage renal disease (ESRD) Limited new therapies 23 = MAJOR PUBLIC HEALTH PROBLEM

Refractory Disease Has Not Disappeared 24

Rising Incidence of Gout Arromdee et al. J Rheumatol. 2002;29:2403-2406. Incidence Rates x 100,000 People Age at Diagnosis of Gout (years) >2-fold increase in the rate of primary gout over the 2 time periods assessed 500 400 300 200 100 0 0 20 40 60 80 100 1995-1996 1977-1978 } men } women 25

Increased Gout Prevalence 3-6 million Americans have gout1 ~70% increase in overall prevalence2 ~40% increase in 65-74 year olds2 ~100% increase in >75 year olds2 Managed care data from 1990-19992 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 Prevalence Rate per 1000 Enrollees 0 1 2 3 4 5 6 Year 1. National Arthritis Data Workshop, Arthritis Rheum, 2008 2. Wallace et al. J Rheumatol, 2004 26

Hyperuricemia Two main mechanisms Overproduction (10%) rare inherited enzyme defects of purine and glycogen metabolism, myeloproliferative disorders and psoriasis drugs Underexcretion (90%) kidney disease, starvation, acidosis, obesity, drugs including ethanol, salicylates (low dose), ethambutol, cyclosporine 27

Hare, J. M. et al. Circulation 2003;107:1951-1953 Uric Acid Production and Elimination Allopurinol Febuxostat RDEA594 Probenecid Benzbromarone* 28 *Benzbromarone is a URAT1 inhibitor approved outside of the US and later withdrawn due to liver toxicity related to mitochodrial toxicity; now available only on a limited basis.

Current Treatment Pattern for Chronic Gout 29

Up to 90% of Patients on Allopurinol Receive 300 mg/day or Less Sarawate CA, Brewer KK, Yang W, et al. Gout medication treatment patterns and adherence to standards of care from a managed care perspective. Mayo Clin Proc. 2006 Jul;81(7):925-34. 30 Percent of Patients Daily Dose (mg)

Gout - Treatment with Allopurinol Less than 50% of patients achieve target serum urate (sUA) on standard dose of allopurinol In contemporary Phase 3 trials1, allopurinol 300 mg produced: 4.2% liver function abnormalities 1.6% rash 36%-42% response rate (<6.0 mg/dL sUA) With dose titration, 35% of patients treated with allopurinol still do not reach target sUA sUA of non-responders on allopurinol: 1. Becker et al. N Engl J Med 2005;353:2450-61 31

Opportunities New therapies that will serve as alternatives to allopurinol New therapies that can work in combination with allopurinol Response to allopurinol is not dichotomous (yes/no) Most patients experience a lowering of uric acid on allopurinol For many the reduction is insufficient Dose escalation above 300 mg is uncommon Renal dose limitation Discomfort on the part of the physician Augmenting inadequate responses to allopurinol is an ideal opportunity An oral, well-tolerated drug that worked by complementary mechanism and could be either used alone or combined with allopurinol would be a welcome addition 32

URAT1 Transport Inhibition: The Next Breakthrough in the Treatment of Hyperuricemia/Gout? Fernando Perez-Ruiz, MD, PhD 33

URAT1 as a Target URAT1 enhancers Diuretics are most frequent causes of secondary hyperuricemia URAT1 inhibitors Normalize renal clearance of uric acid Induce sustained reduction of serum urate level Have been combined with xanthine oxidase (XO) inhibitors Induce dramatic reductions in sUA and tophi 34

Normalized Renal Clearance of Uric Acid Induces Sustained Reduction of Serum Urate Levels 35 From Perez-Ruiz F, Rev Esp Reumatol 2001 *Benzbromarone is a URAT1 inhibitor approved outside of the US and later withdrawn due to liver toxicity related to mitochodrial toxicity; now available only on a limited basis.

URAT1 Inhibitors Have Been Used with Xanthine Oxidase (XO) Inhibitors 36 Goldfarb B, Arthritis Rheum 1966

37 Velocity of Tophi Reduction Is Related to Activity of Urate-Lowering Therapy Perez-Ruiz et al. Arthritis Rheum 2002;47:356-360 Perez-Ruiz et al. Arthritis Rheum 2002;47:356-360 Perez-Ruiz et al. Arthritis Rheum 2002;47:356-360

38 Velocity of Tophi Reduction Related to Activity of Urate-Lowering Therapy Perez-Ruiz F, Arthritis Rheum 2002; Perez-Ruiz F, J Rheumatol 2007

Combining XO inhibitors and Uricosuric Drugs Overproduction (normal renal excretion) XO inhibitors as first choice To reduce renal uric acid load Uricosuric to be added if necessary To achieve serum urate level target for treatment Underexcretion Uricosuric may be first choice XO inhibitor to be added if necessary 39

Risk of Lithiasis: Much Ado About Nothing 40 (c)Perez-Ruiz F, Constructed with data from: Sorensen L, Arthritis Rheum 1976

Risk of Lithiasis: Evaluating Risk Factors 41 (c)Perez-Ruiz F, Cohort on follow-up, not for release Perez-Ruiz F, Uricosuric Drugs. Schumacher HR, Wortman RL, Becker MA, Eds. Crystal Related Arthritis. 2006 Cox proportional hazards. 223 patient cohort, 900 patient-year exposition Cox proportional hazards. 223 patient cohort, 900 patient-year exposition Cox proportional hazards. 223 patient cohort, 900 patient-year exposition Cox proportional hazards. 223 patient cohort, 900 patient-year exposition Cox proportional hazards. 223 patient cohort, 900 patient-year exposition Cox proportional hazards. 223 patient cohort, 900 patient-year exposition Cox proportional hazards. 223 patient cohort, 900 pat ient-year exposition Cox proportional hazards. 223 patient cohort, 900 patient-year exposition Cox proportional hazards. 223 patient cohort, 900 patient-year exposition B ET Wald gl Sig. Exp(B) 95,0% IC para Exp(B) 95,0% IC para Exp(B) B ET Wald gl Sig. Exp(B) Inferior Superior UUURF ,090 ,019 22,886 1 ,000 1,094 1,054 1,135 curi ,383 ,125 9,400 1 ,002 1,467 1,148 1,875

RDEA594: A Novel URAT1 Transport Inhibitor with Proof-of-Concept Now Achieved 42 Barry D. Quart, PharmD

Target Product Profile for Novel URAT1 Inhibitor Selective inhibitor of URAT1 High renal excretion Excellent safety profile Well tolerated No hypersensitivity No liver toxicity Increases urine pH to minimize risk of renal stones Once daily oral dose Suitable for chronic dosing in asymptomatic hyperuricemia Safely used in combination with other drugs No effect on OAT1 or OAT3 No concern for significant drug-drug interactions No inhibition or induction of CYP450 43

44 How It Started: Observation from RDEA806 Phase 1 Study

37%-45% Reduction in Uric Acid Observed in RDEA806 MAD Study Baseline Serum Uric Acid (sUA) 45 - 4.0 - 3.5 - 3.0 - 2.5 - 2.0 - 1.5 - 1.0 - 0.5 0.0 > 7.0 mg/dL 6 - 7 mg/dL 5 - 6 mg/dL < 5 mg/dL

30% Serum Uric Acid Reduction Also Observed in HIV Patients with RDEA806 400 mg BID p-value vs placebo 0.0011 0.0010 <0.0001 <0.0001 46

Cohort 1: 400 mg QD RDEA806 Phase 2a Proof-of-Concept Study in Gout Patients Screening Period Washout prior urate lowering therapy Colchicine Treatment 21 days 14 days 1 week 3 weeks 1-2 weeks Population: gout patients with hyperuricemia (serum uric acid ^8 mg/dL) prior urate lowering therapy permitted total of 35 patients in 2 cohorts in 4:1 ratio of active to placebo Cohort 1: 15 patients; 12 active and 3 placebo Cohort 2: 20 patients; 16 active and 4 placebo Duration: ~ 8 wks: 2-wk run-in, 4-wk treatment, 2-wk follow-up Cohort 2: 400 mg QD 400 mg BID Randomize within cohorts if no gout flare during 2 weeks of colchicine Off drug Off drug Goal: To demonstrate that RDEA594 (administered as RDEA806) reduces serum uric acid in gout patients similar to that seen in Phase 1 NHV 47

Highly Significant Reduction of Uric Acid in RDEA806 Phase 2A Study in Gout Patients



Mean (±SE) Placebo-Corrected Percent Change in Serum Urate
10
5
0
-5
-10
-15
-20
-25
-30
-35
-40
-45
0
7
14
21
28
35
42
DAYS
Last Dose
**
**
***
***
***
***
RDEA806 400 mg QD
RDEA806 400 mg BID
Febuxostat 40 mg*
Febuxostat 80 mg*
** P<0.01, ***P<0.001 vs. placebo

*Febuxostat Ph2: Arthritis Rheum 2005 Mar;52(3):916-23

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Ardea Biosciences

Well-tolerated for 28 Days of Dosing in RDEA806 Phase 2a Study in Gout Patients No SAEs, deaths or discontinuations due to adverse events No clinically significant changes in physical exam findings or vital signs No clinically significant changes in laboratory parameters except for changes in serum uric acid levels Adverse effects seen were mild to moderate and transient The only adverse events occurring in more than one patient: Three gout flares, two of which occurred in the follow-up period off drug after discontinuation of colchicine 54% of patients reported no treatment-emergent adverse events for the 28-day of dosing period, with no imbalance between drug and placebo 49

50 The Development of RDEA594, Metabolite of RDEA806 Responsible for Uric Acid-Lowering Effects

# RDEA594 Preclinical Background

- RDEA594 is a selective inhibitor of the URAT1 renal transporter ($EC_{50}$ = 5-10 $\mu$M) without antiviral activity
- No effect on OAT1 and OAT3 transporters (no interaction with antivirals or other drugs secreted by these transporters)
- Limited metabolism by CYP450
  - Inhibitors or inducers will not effect RDEA594 metabolism
  - No inhibition and only slight induction of CYP450 3A4, so limited potential for drug interactions
- No mitochondrial toxicity (differentiation from benzbromarone)
  - Extensively produced in rodents and primates used in 6-month and 9-month toxicology studies completed with RDEA806; chronic toxicology with RDEA594 underway
- Water soluble, allowing for preparation of easy to swallow tablets
- Composition of matter and use patents filed in 2008

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Ardea Biosciences

RDEA594 Phase 1 Studies in Normal Healthy Volunteers Single Ascending Dose (SAD) Study 34 subjects, of which 28 received RDEA594 and 6 received placebo Multiple Ascending Dose (MAD) Study 24 subjects, of which 18 received RDEA594 solution or Immediate Release (IR) capsules and 6 received placebo Formulation Design Study of Extended Release (ER) Dose Form 18 subjects, of which 18 received RDEA594 52

RDEA594-101 Single Ascending Dose Study Design Group 1 (fasted) 5 mg RDEA594 (4 active:1 placebo) Group 2 (fasted) 25 mg RDEA594 (4 active:1 placebo) Group 3 (fasted) 100 mg RDEA594 (4 active:1 placebo) Group 4 (fasted) 200 mg RDEA594 (4 active:1 placebo) Min 7-day observation Safety PK evaluation Min 7-day observation Safety PK evaluation Group 5 (fed) 400 mg RDEA594 (4 active:1 placebo) Min 7-day observation Safety PK evaluation Min 7-day observation Safety PK evaluation Randomized, double-blind, placebo-controlled Normal healthy volunteers with sUA > 5 mg/dL 6 single rising dose groups and food effect with up to 34 subjects Group F (fed) 100 mg RDEA594 (4 active) Food effect Group 6 (fed) 600 mg RDEA594 (4 active:1 placebo) Min 7-day observation Safety PK evaluation 53

RDEA594 Shows Dose-Proportional Increases in AUC and Cmax Following Single Oral Doses 54 Fed condition: 100, 400, 600 mg Fasting condition: 25, 100, 200 mg

Mean Change in 24-Hour Serum Uric Acid after Single Doses of RDEA594 and Comparators in NHV Fed condition: RDEA806 EC tab 800 mg; RDEA594 sol.100, 400, 600 mg Fasting condition: RDEA594 sol.25, 100, 200 mg; all benzbromarone doses Benzbromarone, a URAT1 transport inhibitor, was a popular drug for the treatment of gout outside the US; results were published without error bars Results are placebo-corrected, where available *Jain, Ryan, McMahon, Noveck. Arthritis and Rheumatism 1974;17:149-157 55 +10

RDEA594-101 SAD Safety Summary No SAEs, deaths or discontinuations due to adverse events No clinically significant changes in physical exam findings or vital signs No clinically significant changes in laboratory parameters except for changes in serum uric acid levels (desired pharmacological effect) No clinically significant ECG findings, including interval measurements (except one placebo patient) No dose related increase in adverse events All events were transient and mild to moderate in severity No imbalance between drug and placebo 56

RDEA594-102 Phase 1 Multiple Ascending Dose Study Design Phase 1 Multiple Ascending Dose Study Design Phase 1 Multiple Ascending Dose Study Design Randomized, double-blind, placebo-controlled Immediate-release capsules - multiple rising dose groups Normal healthy volunteers with sUA > 5 mg/dL 8 subjects per group (6 active:2 placebo) 57

Steady-State Plasma Concentration Profiles of RDEA594 in MAD Study 58 100 mg Solution (fed) 200 mg IR Capsules (fasted) 400 mg IR Capsules (fasted)

Reduction of Serum Uric Acid by RDEA594 in MAD Study 59 *P<0.05, ** P<0.01, ***P<0.001 vs placebo ** *** *** ** ** ** ** *** *** *** *** ** ** * * * * *

Linear Relationship Between RDEA594 Plasma Levels and sUA Reduction 60 Plasma concentrations from RDEA594 and RDEA806 MAD studies sUA Change from Baseline (%) Steady-State RDEA594 Log-Transformed AUC (hr*^g/ml)

RDEA594-102 MAD Safety Summary No SAEs, deaths or discontinuations due to adverse events No clinically significant changes in physical exam findings or vital signs No clinically significant changes in laboratory parameters except for changes in serum uric acid levels (desired pharmacological effect) No clinically significant ECG findings including interval measurements No dose-related increase in adverse events All events were transient and mild to moderate in severity, with the exception of a severe event on placebo No imbalance between drug and placebo 61

Extended-Release Formulation Has Been Developed 200 mg ER Tablet (Fed) 200 mg IR Capsule (Fasted) 62

sUA-Lowering Effect of RDEA594 ER Tablets Is Significantly Improved 63 200 mg ER Tablet (fed)

Target Product Profile for Novel URAT1 Inhibitor Selective inhibitor of URAT1 High renal excretion Excellent safety profile Well tolerated No hypersensitivity No liver toxicity Increases urine pH to minimize risk of renal stones Once daily oral dose Suitable for chronic dosing in asymptomatic hyperuricemia Safely used in combination with other drugs No concern for significant drug-drug interactions associated with OAT1 or OAT3 (differentiated from probenecid) No significant drug-drug interactions from inhibition or induction of CYP450 64 From preclinical through Phase 2a results with RDEA806, RDEA594 appears to be a good candidate to meet the desired Target Product Profile

65 Development Goal: Demonstrate RDEA594's Broad Clinical Utility Demonstrate clinical utility when given as monotherapy in: inadequate responders to allopurinol patients who are intolerant to allopurinol first-line treatment Demonstrate clinical utility when added to allopurinol in inadequate responders Demonstrate clinical utility in patients with renal impairment Demonstrate ability to combine with febuxostat

Planned RDEA594 Phase 2 Evaluations in 2009 Phase 2 monotherapy dose-response, safety and efficacy study 3 doses of RDEA594 compared to placebo Phase 2 allopurinol add-on study in gout patients stable on allopurinol 300 mg QD without a satisfactory response (sUA > 6 mg/dL) Ascending dose cohorts of RDEA594 or placebo + allopurinol for 28 days of treatment Renal impairment and pharmacodynamic study Safety, tolerability, pharmacokinetics and impact on sUA in subjects with various degrees of renal insufficiency Febuxostat drug-drug interaction and pharmacodynamic study Assessment of possible pharmacokinetic interactions and potential synergistic reduction of sUA Lower priority given to this combination due to CV safety concerns and lack of approved manufacturing plant will likely hold down utilization 66

RDEA594 Phase 2 Monotherapy Dose- Response, Safety and Efficacy Study 21 days 2 weeks 4 weeks 2 weeks Population: gout patients with hyperuricemia (serum uric acid ^8 mg/dL) total of 160 patients in 4 treatment arms Duration: 8 wks: 2-wk run-in, 4-wk treatment, 2-wk follow-up Endpoints: Proportion of subjects with sUA level < 6.0 mg/dL at Day 28 safety and tolerability of the combination versus allopurinol alone Arm 1: RDEA594 200 mg - 40 pts Screenin g Period Washout of urate lowering therapy Colchicine Treatment Randomize if no gout flare during 2 weeks of colchicine Off drug Arm 2: RDEA594 400 mg - 40 pts Off drug Arm 4: RDEA594 Placebo - 40 pts Off drug Arm 3: RDEA594 600 mg - 40 pts Off drug 67

RDEA594 Phase 2 Allopurinol Add-On Combination Safety and Efficacy Study Population: gout patients stable on allopurinol 300 mg with serum urate > 6 mg/dL approx 20-30 patients per treatment group Endpoints: proportion of subjects with sUA < 6.0 mg/dL at Day 28 pharmacokinetics of RDEA594 and allopurinol in combination safety and tolerability of the combination versus allopurinol alone Randomization to RDEA594 or placebo in 1:1 ratio + allopurinol 300 mg Treatment duration of 4 weeks with run-in and follow-up periods colchicine background treatment to reduce incidence of gout flares Dose escalating treatment groups: 68 RDEA594 high dose or placebo plus allopurinol 300 mg RDEA594 mid dose or placebo plus allopurinol 300 mg RDEA594 low dose or placebo plus allopurinol 300 mg

69 There is a large unmet need for new treatments for this debilitating disease RDEA594, a URAT1 transport inhibitor, targets the physiologic cause of the vast majority of patients with hyperuricemia: uric acid under- excretion Clinical proof-of-concept has been achieved, with statistically and clinically significant reductions in uric acid in both healthy volunteers with high-normal baseline uric acids, and in patients with hyperuricemia and gout RDEA594 has been well tolerated in over 60 subjects at doses up to 600 mg and more than 250 subjects dosed with its prodrug, RDEA806 The development program for RDEA594 is designed to demonstrate its broad clinical utility Gout/Hyperuricemia Program Summary

70 Questions?